Exhibit 99.1

 KBW Community Bank Investor Conference  August 1, 2017  NASDAQ: CUBN

 Forward Looking Statement  All statements included in this presentation relating to Commerce Union Bancshares Inc.’s plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “possible,” “seek,” “plan,” “strive” or similar words, or negatives of these words, identify forward-looking statements. These forward-looking statements are based on management’s current expectations. The Company’s actual results in future periods may differ materially from those indicated by forward-looking statements due to various risks and uncertainties. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. The forward-looking statements in this presentation are made as of the date of the release and the Company does not assume any responsibility to update these statements.

 Non-GAAP Financial Matters  This presentation contains non-GAAP financial measures. The non-GAAP measures in this presentation include “adjusted net income attributable to common shareholders, per diluted share and “adjusted net interest margin.” We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe certain purchase accounting adjustments and non-recurring income relating to the payoff of a purchased credit impaired loan in the second quarter of 2016 do not reflect the operational performance of the business in this period; accordingly, it is useful to consider these line items with and without such adjustments. We believe this presentation also increases comparability of period-to-period results. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under generally accepted accounting principles.

 Company Timeline        2006  2014  2015  2017    8/14/2006Commerce Union Bank established  4/1/2015CUBN and Reliant close merger  4/28/2014CUBN and Reliant announce merger  7/7/2015CUBN stock begins trading on Nasdaq  3/6/2017Opens Green Hills branch in Davidson County      Total Assets($mm)  Reliant Bank  Commerce Union Bank    2012  2013  2014  2015  2016  Q2‘17  2011  2010  2009  2008  2007  2006      $385  $385  $450  $363  $379  $382  $317  $205  $111  $232  $253  $296  $209  $187  $148  $133  $98  $35      $876  $912  $1,004          2/21/2017Expansion into Chattanooga      1/9/2006Reliant Bank established  Source: SNL Financial  6/30/2017$1 billion in Assets

Experienced Management Team

DeVan D. Ard, Jr. ***Chairman & CEO – Reliant Bank***	▪ Former Area Executive in Middle Tennessee at AmSouth Bank ▪ Founder of Reliant Bank in 2006 ***35 years of banking experience / 12 years at CUBN* / 18 years in Middle TN***
James Daniel Dellinger ***CFO & Head of Investor Relations***	▪ Former Chief Financial Officer at Premier Bank of Brentwood ▪ Former Chief Financial Officer at Erwin National Bank ***25 years of banking experience / 12 years at CUBN* / 20 years in Middle TN***
Gene Whittle ***Executive VP, CCO***	▪ Executive Vice President – Chief Credit Officer since 2010 ▪ Former Executive Vice President and Chief Credit Officer at Avenue Bank ***40 years of banking experience / 7 years at CUBN* / 37 years in Middle TN***
Eddie Gammon ***Executive VP, Director of Operations***	▪ Executive Vice President – Director of Operations since March 2016 ▪ Former Senior Vice President of Operations at IBERIABANK ▪ Former Senior Vice President – Director of Deposit Operations at Avenue Bank ***32 years of banking experience / 1 year at CUBN* / 2 years in Middle TN***
Alan Mims ***Executive VP, CRO***	▪ Executive Vice President – Chief Risk Officer since April 2017 ▪ Former Senior Examiner and Case Manger for the Federal Reserve Bank of Atlanta ***28 years of banking experience / 1 year at CUBN* / 1 year in Middle TN***
John R. Wilson ***Executive VP, CLO***	▪ Executive Vice President – Chief Loan Officer ▪ Former Spring Hill Market President for Cumberland Bank ***28 years of banking experience / 11 years at CUBN* / 28 years in Middle TN***
Kim York ***Executive VP, CSO***	▪ Executive Vice President – Chief Strategy Office since March 2017 ▪ Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union ***22 years of banking experience / 1 year at CUBN* / 22 years in Middle TN***

Source: SNL Financial
* Denotes years at CUBN or Reliant Bank

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Commerce Union Bancshares, Inc. Reliant Bank GROW TOGETHER

Company Overview

- Commercially oriented bank headquartered in Brentwood, Tennessee
- Focused on fast growing middle Tennessee markets with recent expansion into Chattanooga
- 14th largest bank by deposits in Nashville MSA and 6th largest community bank by deposits headquartered in Nashville MSA
- Emphasis on building relationships – less than 5% of loan portfolio in participations, over 80% of top 50 loan customers maintain deposits
- Consistent focus on asset quality
- Diversified markets and lending opportunities
- Experienced management team with local market knowledge

6

Commerce Union Bancshares, Inc. Reliant Bank GROW TOGETHER

Reliant Bank Franchise – Nashville MSA & Chattanooga



Clarksville
MONTGOMERY
24
ROBERTSON
Springfield
SUMNER
Gallatin
CHEATHAM
DAVIDSON
Ashland City
Nashville
Lebanon
40
DICKSON
WILSON
Dickson
Brentwood
WILLIAMSON
Franklin
Murfreesboro
HICKMAN
65
RUTHERFORD
MAURY
Columbia
HAMILTON
Chattanooga
CUBN Branches (8)
CUBN Mortgage LPO (1)
CUBN LPO (2)

7

Commerce Union Bancshares, Inc.

Reliant Bank GROW TOGETHER

Recent Accomplishments

- Strengthened management team
- Added lenders in all key markets to expand revenue base
- Entered vibrant Chattanooga market Feb 2017
- Opened Green Hills branch March 2017
- Added LPO in Murfreesboro – Rutherford County
- Continued focus on integration/cost savings
- Russell 2000 inclusion
- Increased cash dividend 9.1% - changes to quarterly payment from annual payment

8
Commerce Union Bancshares, Inc. Reliant Bank GROW TOGETHER

# Why Nashville & Middle Tennessee?

**ECONOMY**
Regional & Diverse

**TALENT**
Available & Educated

**LOCATION**
Strategic & Low-Cost

**LIVABILITY**
Attracts & Retains Talent



9
Commerce Union Bancshares, Inc.  Reliant Bank GROW TOGETHER

 Nashville MSA Demographics  ScaleThe Nashville region is expected to surpass the current size of Austin, Charlotte, Portland, and Denver regions by 2035, with a population of 2.6 millionNashville is the 8th largest Southeast metropolitan area with a population exceeding 1.8 million as of July 2016Population grew approximately 11.6% from 2010 through 2016 at 1.85% annually Unemployment rate of 2.9% is below the national average of 4.1% as of April 2017Median household income growth of 16.5% from 2000-2012  Nashville Market Highlights    Source: SNL Financial, Bureau of Labor Statistics, Nashville Area Chamber of Commerce

Nashville MSA Demographics

Nashville Market Highlights

Strong Business Environment

- Williamson and Rutherford counties top 5 job growth markets in America
- 4th on Forbes' list of top cities for technology jobs and white collar job growth (2016)
- Historic success in landing major brand-name corporate relocations including Nissan North America, Dell Computer, Caterpillar Financial, and Ford Motor Credit

Passionate Sports Fan Base

- Nashville Predators
- Tennessee Titans

Source: SNL Financial, Bureau of Labor Statistics, Nashville Area Chamber of Commerce

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Commerce Union Bancshares, Inc. Reliant Bank GROW TOGETHER

 Nashville Demographics    2022 Median Household Income (HHI) ($)  ‘17 – ‘22 Projected HHI Growth (%)  ‘17 – ‘22 Projected Population Growth (%)    (1)  Source: SNL Financial, Bureau of Labor Statistics, Nashville Area Chamber of CommerceCUBN deposit data weighted by county   (1)  (1)

 Population Growth Projection - 2040  County Ranking  County  % Growth by 2040  1  Williamson (Brentwood, Franklin)  153%  2  Rutherford (Murfreesboro)  99%  3  Sevier  86%  4  Wilson  80%  5  Montgomery  60%  6  Knox  47%  7  Sumner (Gallatin)  36%  8  Davidson (Nashville)  20%  9  Hamilton (Chattanooga)  13%  10  Shelby  9%

 Financial Information  NASDAQ: CUBN

 Second Quarter 2017 Highlights  Net income $2.2 million, $.28 per share Return on average assets – 0.90% Return on average equity – 7.98%Loans + 10.9% YoY to $719.8 millionDeposits + 29.7% YoY to $840.0 millionAssets +13.7% YoY to $1.0 billionStrong net interest margin 4.01%Superior asset quality = Low level of NPA’s, Strong ALLL, Low NCO’sCapital = all ratios exceed regulatory targets for “well capitalized”Positioned for revenue growth, improved efficiency

 Balance Sheet Growth (thousands)       Q2 2017   Q1 2017   % Change   Q2 2016   % Change  Total assets   $1,003,950  $ 962,465  4.3%  $883,204   13.7%  Earning assets  947,522  909,171  4.2  832,632  13.8  Loans held for investment  719,834  697,632  3.2  649,277  10.9  Total deposits  840,014  826,183  1.7  647,851  29.7  Demand deposits  136,467  135,939  0.4  134,515  1.5

 Revenue Growth and Profitability (thousands except share amounts)       Q2 2017   Q1 2017   % Change   Q2 2016   % Change  Net income attributable to common shareholders  $2,187   $2,058   6.3%  $2,360   -7.3%  Fully diluted EPS (as reported)  0.28  0.26   7.7  0.31  -9.7  Fully diluted EPS (as adjusted)  0.28  0.26  7.7  0.23  21.8  Net interest income (as reported)  8,503  7,971  6.7  8,692  -2.2  Net interest income (as adjusted)  8,378  7,853  6.7  7,631  9.8  Net interest margin (as reported)  4.01%  4.01%   -  4.33%  (32BP)  Net interest margin (as adjusted)  3.96  3.96   -  3.91  5BP  Provision for loan losses  $245  $410   -40.2  $450   -45.6  Non-interest income  1,231  1,139  8.1  2,510  -51.0  Non-interest expense  7,268  6,869  5.8  8,027  -9.5

Loan Platform

Loans Held for Investment ($mm)



$800
$700
$600
$500
$400
CAGR: 12.0%
$574
$594
$617
$623
$649
$661
$667
$698
$720
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17

Gross Loans Portfolio Composition Q217



C&I 16%
State & Political 2%
Consumer & Other 2%
1-4 Family Construction 7%
Other C&D 9%
Agricultural Related Loans 5%
HELOCs 9%
1-4 Family - First Lien 16%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 12%
Non Owner-Occupied CRE 21%

Loan Portfolio	Amount	% of Total
1-4 Family Construction	$49.6	6.8 %
Other C&D	63.6	8.7
Agricultural Related Loans	39.2	5.4
HELOCs	63.2	8.6
1-4 Family - First Lien	118.1	16.1
1-4 Family - Junior Lien	3.8	0.5
Multifamily	4.1	0.6
Owner-Occupied CRE	89.2	12.2
Non Owner-Occupied CRE	156.3	21.4
C&I	114.9	15.7
State & Political	11.5	1.6
Consumer & Other	18.5	2.5
Gross Loans & Leases	$732.0	100.0 %
Mortgage Loans Held for Sale	$12.0	
Loans Held for Investment	$719.9	

Yield on Total Loans: 4.73 %

% of Loans by Market (1)



Other TN 3%
Outside of TN 6%
Nashville MSA 91%

Dollars in millions
Source: SNL Financial, Company documents
Data as of or for the three months ended 6/30/17
Note: Loan portfolio composition utilizes call report categories based on collateral type
(1) Based upon borrower address

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Commerce Union Bancshares, Inc. Reliant Bank GROW TOGETHER

Diversified C&D Loan Portfolio  Data as of 6/30/17Percentages shown on pie charts total 100% and are based upon book balances as of 6/30/17   Category  (thousands)  1 - 4 Family Residential - Builders / Non-Owner Occupied   $ 35,706   1 - 4 Family Residential - Owner Occupied   13,845  Total Land and Lots   27,182   Land Dev. - Residential   4,031   Apartment / Multi-Family   12,000   Hotel / Motel   8,753   Office - General   1,638   Retail - Non-Anchored Tenants   4,045   Retail - Single Credit Tenant   2,730   Self Storage   798   Commercial Construction - Owner-Occupied   2,414   Total   $ 113,142

 Diversified CRE Loan Portfolio  Data as of 6/30/17Percentages shown on pie charts total 100% and are based upon book balances as of 6/30/17 Based upon non-owner occupied CRE portfolio as of 6/30/17   Category  (thousands)  Churches / Religious  $2,083  Gas Station / C-Store  4,592  Golf Course  7,494  Hotel / Motel  2,496  Industrial / Warehouse  9,889  Office - General  28,312  Office Condo  288  Retail - Non-Anchored Tenants  61,295  Restaurant - National Franchise  4,928  Restaurant - Other  904  Retail - Single Credit Tenant  30,748  Self Storage  784  Other  2,693      Total  $156,506

 Asset Quality  Nonperforming Assets  Net Charge Offs (recoveries) / Average Loans (%) (1)

 Deposit Portfolio  Deposit Composition – 6/30/17  Non-Interest Bearing Deposit Growth  Deposit Growth & Cost of Deposits (%)  Dollars in millionsData as of or for the three months ended the date indicated

 Historical Profitability Trends   Source: SNL Financial Data as of or for the three months ended each respective quarterCore Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairment; refer to appendix for “Reconciliation of non-GAAP financial measures”Net interest margin is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets Per segment reporting; excludes impact of mortgage joint venture; refer to appendix for “Reconciliation of non-GAAP financial measures”  Core ROAA (1) (%)  Reported NIM (2) (%)  Retail Banking Non-Interest Income (3) / Average Assets (%)  Retail Banking Non-Interest Expense (3) / Average Assets (%)

 Strategy for 2017  Develop new markets – Chattanooga, Murfreesboro, Green HillsAdd lending talent across all marketsGrow noninterest income – current and newImprove operating efficiencySuccessfully implement branding strategyMaintain superior asset quality

 NASDAQ: CUBN  Supplemental Information

 Adjusted Net Income Attributable to Common Shareholders, Per Diluted Share    Q2 2017  Q1 2017  % Change  Q2 2016  % Change  Net income attributable to common shareholders, per diluted share   $0.28    $0.26   7.7%    $0.31   (9.7)%   Purchase accounting adjustments   -    -   -    (0.03)  -   Interest income recognized on payoff of purchased credit impaired loan   -    -    -    (0.05)   -   Adjusted net income attributable to common shareholders, per diluted share   $0.28    $0.26   7.7%    $0.23   21.8%

 Adjusted Net Interest Margin      Q2 2017  Q1 2017  % Change  Q2 2016  % Change  Net interest income  $8,503  $7,971  6.7%  $8,692   -2.2%   Purchase accounting adjustments   (125)   (118)     (442)      Interest income recognized on payoff of purchased credit impaired loan   -    -       (619)      Adjusted net interest income   $8,378    $7,853   6.7%   $7,631   9.8%   Adjusted net interest margin  3.96%  3.96%  -  3.91%  5BP